INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement under the Securities Act of 1933, filed under Registration Statement No. 333-50315 of our report dated June 30, 1999, relating to Puget Sound Market Neutral Portfolio, which comprises the Puget Sound Alternative Investment Series Trust, incorporated by reference in the Statement of Additional Information and to the references to us under the captions "Financial Highlights" and "Financial Statements" in such Registration Statement.





DELOITTE & TOUCHE LLP
San Francisco, California
September 23, 1999